Exhibit 99.1

 Strategy Update  January 29, 2025

 Turnaround update  January 2024 Strategy Presentation identified areas of opportunity to enhance shareholder value  Updating today on Phase 1 of turnaround, focusing on:  Cost reductions  Capital allocation  Expect Phase 2 update in H2 2025, focusing on:  Growth initiatives  Cost of equity / valuation  Additional cost reductions

 Cost reduction – Phase 1  Divestiture of the Business Processing Segment (BPS) and outsourcing of loan servicing simplifies business  Total Shared and Corporate Expense $523 million in 2023 1  BPS Government Services  Internal loan servicing  Corporate and unallocated costs  2023  2025  Continuing2  Phase 1 Reduction3  BPS Government Services Revenue   $ 200   $ -  Total Shared and Corporate Expense  (523)   (204)  Net Shared & Corporate Expense   $ (323)   $ (204)  $ 119  Excludes standalone operations of healthcare services in the Business Processing segment (sold September 2024) and Earnest, and regulatory and restructuring expenses. The $523 million is comprised of $72 million in the Federal Loan segment, plus $54 million in the Consumer Lending segment excluding Earnest, plus $186 million in the Business Processing segment excluding healthcare services, plus $212 million in the Other segment excluding regulatory and restructuring expenses.  Assumes completion of BPS divestiture; inclusive of estimated outsourced servicing cost; excludes regulatory and restructuring expenses, and an estimated $59 million of identified cost reductions of which $24 million is associated with transition services agreements.  Estimated amount.  ($ millions)  Shared and Corporate Expenses  Phase 1 reduction of Shared and Corporate Expense $119 million  Significant additional overhead cost reductions expected in Phase 2

 Cost reductions – Phase 1 impact  Cash flow  Increases lifetime cash flows from Legacy loan portfolios by approximately $1.5 billion1   Based on currently expected life of loan portfolios  Materially increases capital available for future growth initiatives or return to shareholders  Earnings  Increases net income by approximately $1 per share annually 2  Accelerates profit impact of growth strategies in Consumer 3 segment  Improves operating break-even level by approximately $120 million annually 1  Lowered break-even level has equivalent impact to adding $10 billion of new Consumer loans (>50% increase)  No additional capital required  Estimated pre-tax savings of $119 million for 17 year remaining life of legacy portfolio, taxed at 23% rate. Does not include additional benefits from reduction in variable outsourced loan servicing expense as legacy portfolio shrinks in future years.  Assumes tax rate of 23% and completion of remainder of current share repurchase authorization. Does not include reductions in variable outsourced loan servicing expense in future years.  As reported as the Consumer Lending segment.

 Consumer segment recap  Consumer segment now predominant revenue source (>70%)1  $509 million in 20242  FFELP revenue now <30% of total vs. 60% in 20201   Principal growth focus on Earnest brand  Superior brand attributes and consumer perceptions  Online business model and economics  High operating leverage in growth mode  Opportunities to deploy additional capital into existing and new products  Testing currently in process  Consumer segment reported as Consumer Lending segment. Revenue is defined as Net Interest income plus other income excluding revenue from the Business Processing Segment for 2024.  Earnest and Private Legacy Loans combined, before provisions.

 Cost of equity / valuation  High relative cost of equity penalizes investment in growth  Run-off of Legacy portfolios has more than offset growth in new businesses  Negative operating leverage has depressed profitability and RoTE   Significant shareholder value opportunity in re-rating  Peers 1  Navient  Average  Range  P/TBV  0.6x   2.2x  0.9x – 3.3x  Peers are Ally, Bread, Credit Acceptance, Discover, Sallie Mae, and Synchrony; source: FactSet, as of January 14, 2025  Navient valuation at 70% discount to peer group average  Organic earnings growth in Consumer segment could drive re-rating  Re-rating would amplify shareholder value of earnings growth

 Capital allocation  Allocation of increased capital resources to vary based on market value recognized by shareholders  Change in valuation metrics would significantly influence allocation  Share repurchases  Opportunistic alternative to growth initiatives  Reduce capital to grow future earnings  Reduce market capitalization and liquidity  Growth initiatives  Positive operating leverage from lowered fixed cost base  Potential to compound growth in capital

 Summary  Phase 2 strategy update in H2 2025  Specific growth targets  Further operating cost efficiencies  Phase 1 cost reductions and outsourcing increase Legacy loan portfolios net cash flows by approximately $1.5 billion 1  Equivalent to net income of approximately $1 per share annually 2  Allows increased capital allocation to revenue growth or share repurchases based on expected shareholder value  Reduced break-even burden accelerates profit growth on new Consumer initiatives  Equivalent to immediate 50% increase in Consumer loans with no additional capital  Re-rating opportunity  Return to net revenue growth in Consumer segment  Re-rating would be multiplier on earnings growth  Estimated pre-tax savings of $119 million for 17 year remaining life of legacy portfolio, taxed at 23% rate. Does not include additional benefits from reduction in variable outsourced loan servicing expense as legacy portfolio shrinks in future years.  Assumes tax rate of 23% and completion of remainder of current share repurchase authorization. Does not include reductions in variable outsourced loan servicing expense in future years.

 Forward-Looking Statements and Non-GAAP Financial Measures  The following information is current as of December 31, 2024 (unless otherwise noted) and should be read in connection with Navient Corporation’s (Navient) Annual Report on Form 10-K for the year end December 31, 2023 (the “2023 Form 10-K”), filed by Navient with the Securities and Exchange Commission (the “SEC”) on February 26, 2024 and subsequent reports filed by Navient with the SEC. Definitions for capitalized terms in this presentation not defined herein can be found in the 2023 Form 10-K. This presentation contains “forward-looking statements,” within the meaning of the federal securities law, about our business, and prospectus and other information that is based on management’s current expectations as of the date of this presentation. Statements that are not historical facts, including statements about our beliefs, opinions, or expectations and statements that assume or are dependent upon future events, are forward-looking statements and often contain words such as “expect,” “anticipate,” “assume,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “may,” “could,” “should,” “goals,” or “target.” Such statements are based on management's expectations as of the date of this release and involve many risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements.      For Navient, these factors include, among other things:  • general economic conditions, including the potential impact of inflation and interest rates on Navient and its clients and customers and on the creditworthiness of third parties; and   • increased defaults on education loans held by us.      The company could also be affected by, among other things:  • unanticipated repayment trends on education loans including prepayments or deferrals resulting from new interpretations or the timing of the execution and implementation of current laws, rules or regulations or future laws, executive orders or other policy initiatives that operate to encourage or require consolidation, abolish existing or create additional income-based repayment or debt forgiveness programs or establish other policies and programs or extensions of previously announced deadlines which may increase or decrease the prepayment rates on education loans and accelerate or slow down the repayment of the bonds in our securitization trusts;  • a reduction in our credit ratings; • changes to applicable laws, rules, regulations and government policies and expanded regulatory and governmental oversight;  • changes in the general interest rate environment, including the availability of any relevant money-market index rate or the relationship between the relevant money-market index rate and the rate at which our assets are priced;  • the interest rate characteristics of our assets do not always match those of our funding arrangements;   • adverse market conditions or an inability to effectively manage our liquidity risk or access liquidity could negatively impact us; • the cost and availability of funding in the capital markets; our ability to earn Floor Income and our ability to enter into hedges relative to that Floor Income are dependent on the future interest rate environment and therefore is variable; • our use of derivatives exposes us to credit and market risk; • our ability to continually and effectively align our cost structure with our business operations; • a failure or breach of our operating systems, infrastructure or information technology systems; • failure by any third party providing us material services or products or a breach or violation of law by one of these third parties; • our work with government clients exposes us to additional risks inherent in the government contracting environment; • acquisitions, strategic initiatives and investments or divestitures that we pursue; • shareholder activism; reputational risk and social factors; and   • the other factors that are described in the “Risk Factors” section of Navient’s Annual Report on Form 10-K for the year ended December 31, 2023, and in our other reports filed with the SEC.   The preparation of our consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect and actual results could differ materially. All forward-looking statements contained in this release are qualified by these cautionary statements and are made only as of the date of this release. The company does not undertake any obligation to update or revise these forward-looking statements except as required by law.  Navient reports financial results on a GAAP basis and also provides certain non-GAAP performance measures, including Core Earnings, Adjusted Tangible Equity Ratio, and various other non-GAAP financial measures derived from Core Earnings.  When compared to GAAP results, Core Earnings exclude the impact of: (1) mark-to-market gains/losses on derivatives; and (2) goodwill and acquired intangible asset amortization and impairment.  Navient provides Core Earnings measures because this is what management uses when making management decisions regarding Navient’s performance and the allocation of corporate resources.  Navient Core Earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies.  For additional information, see Core Earnings in Navient’s fourth quarter 2024 earnings release available at Navient.com/investors for descriptions and reconciliations related to 2024 results. Reconciliations of forward-looking non-GAAP financial measures are not provided because the company is unable to provide such reconciliations without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence and financial impact of certain items, including, but not limited to, the impact of any mark-to-market gains/losses resulting from our use of derivative instruments to hedge our economic risks.